Exhibit 99.1



                     ROHM AND HAAS AND MORTON INTERNATIONAL
                              SIGN MERGER AGREEMENT

               Creates Leading Global Specialty Chemical Company
                        with Major Growth Opportunities

                       TRANSACTION VALUED AT $4.9 BILLION

            Rohm and Haas Shortly to Commence Cash Tender Offer for
         67% OF MORTON AT $37.125 PER SHARE IN FIRST STEP OF TRANSACTION


PHILADELPHIA, PA AND CHICAGO, IL (FEBRUARY 1, 1999) - Rohm and Haas [NYSE: ROH] and Morton International, Inc. [NYSE: MII] today announced that their boards of directors have approved a definitive merger agreement under which Rohm and Haas will acquire Morton in a cash and stock transaction valued at $4.9 billion, including the assumption of $268 million of net debt. The transaction creates a global specialty chemical company with combined annual revenues of $6.5 billion and adds international leadership positions in adhesives, specialty coatings, electronic materials and salt.

TERMS

Rohm and Haas intends shortly to commence a cash tender offer for up to 67% of Morton common stock at $37.125 per share. Based upon Morton's closing price of $25.875 on Friday, January 29, 1999, this represents a premium of 43%. Rohm and Haas will acquire the remaining Morton shares in a second-step merger in which each share of Morton will be exchanged for Rohm and Haas shares valued at $37.125, subject to a maximum of 1.330645 and a minimum of 1.088710 Rohm and Haas shares for each Morton share. The combination, which will be accounted for as a purchase, is anticipated to be immediately accretive to cash flow and becomes accretive to earnings by the second year after completion of the transaction.

J. Lawrence Wilson, chairman and chief executive officer of Rohm and Haas, said, "Today's announcement represents a transforming step for Rohm and Haas. The combined company will be a leader in high growth specialty chemicals. The marriage of Morton's highly respected applications expertise with our technology strengths will provide customers unsurpassed value.

"The combination has the following growth drivers:
        Creates a leading specialty adhesives company with
          $500 million of sales;
        Provides entry for Rohm and Haas into high growth powder coatings with new technologies;
        Establishes a $1 billion global electronic materials company with high growth rates; and,
        Complements Rohm and Haas' plastic additives and biocides products."

                                    - more -

Mr. Wilson continued, "In addition, this will extend Rohm and Haas' technology platform beyond its premier position in acrylic chemistry and electronic materials. Morton's technology will add significant expertise in urethanes, powder coatings, plastic automotive coatings and inorganic chemistry.

"Our companies share similar cultures and have known and respected each other for many years," Mr. Wilson concluded. "We look forward to bringing these two companies together to realize the potential of this extraordinary combination and to working with the talented employees of Morton International."

S. Jay Stewart, chairman and chief executive officer of Morton International, said, "Morton has always had a reputation for making strategic decisions that benefit shareholders, employees and customers. For shareholders, we believe this transaction provides an attractive price for their shares and the opportunity to participate in the future appreciation of the combination. For employees, this offers more opportunities in an organization which will have greater scale and resources. For customers, the combined company will expand their geographic and technology platforms. In addition, we are delighted that Rohm and Haas also has a strong record of corporate citizenship.

"We believe that the specialty chemical industry has been undergoing substantial changes to meet customer needs," Mr. Stewart continued. "By focusing on the right strategic combination we will position our specialty chemical product lines for faster growth and enhance research and development success. Together, we can strategically position our businesses to accelerate top line growth."

Rajiv L. Gupta, vice chairman of Rohm and Haas, added, "This is all about profitable growth. Our combination creates a leading international producer of specialty chemicals. Morton will strengthen Rohm and Haas' current businesses -- specifically adhesives, plastic additives, biocides, coatings and electronic materials - by bringing together complementary products and technology. We have a goal of being the number one or number two in all our key businesses. This transaction will provide new opportunities for growth in electronics and powder coatings while creating enhanced value for our shareholders. Customers will benefit from expanded product lines, greater technical depth and broader geographic reach. In addition, Morton's salt division, which will represent 12% of the combined company's revenues, has long established and well known brands; it produces high returns, superior earnings and excellent cash flow."

GROWTH DRIVERS

        ADHESIVES
        Morton is a leading producer of high value flexible packaging adhesives that will be complemented by Rohm and Haas' current range of products for tape and labels. This merger joins Morton's polyurethane expertise with Rohm and Haas' world-leadership position in acrylic polymers providing adhesives customers - as well as coatings customers - with a full range of technical solutions. Urethane products represent one of the highest value growth opportunities within the adhesives and coatings sectors.

                                    - more -

         POWDER COATINGS
         Morton is a leader in powder coatings for metal substrates in North America and Europe and recently introduced an innovative new product, Lamineer(R) powder coatings for alternate substrates such as engineered wood. Rohm and Haas intends to develop the powder coatings business globally.

         ELECTRONIC MATERIALS
         In the last two years Rohm and Haas has expanded its electronic materials business with the acquisitions of LeaRonal, Pratta and 48% of Rodel. When combined with Morton Electronic Materials, this business will become a premier global electronics specialty chemicals supplier to both semiconductor and printed wiring board manufacturers with sales of over $1 billion. The combination of Morton with Shipley, Rodel, LeaRonal and Pratta integrates all of the key product areas to provide total solutions for customers. Morton also brings new technologies in advanced materials and organometallics which represent exciting growth opportunities.

         PLASTIC ADDITIVES AND BIOCIDES
         Morton will extend the plastic additives range of Rohm and Haas, adding heat stabilizers and lubricants to Rohm and Haas' line of impact modifiers and processing aids. Morton currently is benefiting from the shift away from lead-based stabilizers to tin-based alternatives. Its strength in biocide formulations complements Rohm and Haas' position in active biocidal molecules.

COST SAVINGS

Rohm and Haas has a solid record of cost reduction. The company has achieved cost savings of $140 million since 1995 and has already committed to obtaining an additional $50 million to $60 million in savings (including LeaRonal) through the year 2000. The combination with Morton is expected to generate additional annual cost savings of approximately $200 million. The transaction savings come from economies of scale in the purchase of raw materials, reduced freight costs, the elimination from both companies of duplicate corporate and administrative programs and greater efficiencies in operations and business processes. Rohm and Haas will seek to minimize workforce effects of the transaction through a combination of reduced hiring, attrition and other appropriate measures. All union contracts will be honored.

MANAGEMENT AND BOARD

J. Lawrence Wilson will remain chairman and chief executive officer of Rohm and Haas.

S. Jay Stewart, chairman and chief executive officer of Morton
International, will become a vice chairman of Rohm and Haas reporting to Mr. Wilson and will join the board of directors.

Rajiv L. Gupta, currently vice chairman of Rohm and Haas, will succeed Mr. Wilson as chairman and chief executive officer upon Mr. Wilson's retirement by the end of 1999.

J. Michael Fitzpatrick will continue as President and chief operating officer of Rohm and Haas. William E. Johnston, currently president and chief operating officer of Morton, will become senior vice president of Rohm and Haas and a member of the company's Executive Council. Mr. Johnston will be the company's principal operating officer in Chicago.

                                     - more-

Two members of the Morton board in addition to Mr. Stewart will join the Rohm and Haas board. Rohm and Haas is headquartered in Philadelphia and is committed to maintaining a meaningful presence in Chicago and its surrounding area.


OTHER INFORMATION

The tender offer is conditioned, among other things, upon a minimum tender of 50.1% of the outstanding Morton shares on a fully diluted basis and receipt of regulatory approvals. The tender offer is not conditioned upon obtaining financing. Completion of the second-step merger is anticipated in the second quarter 1999. Haas family interests, representing approximately 39% of Rohm and Haas shares, have indicated their support for the transaction.

The actual number of Rohm and Haas shares that Morton shareholders will receive for each Morton share will be determined in the following way: if the average closing price of Rohm and Haas stock is between $27.90 and $34.10 during the 20 trading day period ending with the second trading day prior to the closing of the merger, Morton shareholders will receive Rohm and Haas shares having a value, based on such average price, of $37.125, or between 1.088710 and 1.330645 Rohm and Haas shares per Morton share. If such average price is less than $27.90, the number of Rohm and Haas shares to be issued per Morton share will be 1.330645; if such average price is more than $34.10, the number of Rohm and Haas shares to be issued per Morton share will be 1.088710.


Wasserstein Perella & Co., Inc. acted as financial advisor to Rohm and Haas. Goldman, Sachs & Co. acted as financial advisor to Morton. Simpson Thacher & Bartlett is legal counsel to Rohm and Haas and Wachtell, Lipton, Rosen & Katz is legal counsel to Morton.


Chicago-based Morton International manufactures and markets specialty chemicals and salt products with total annual sales for the fiscal year ended June 30, 1998 of $2.5 billion.

Rohm and Haas is a Fortune 400 specialty chemical company with $4 billion in annual sales. The company's specialty products are found in many items that improve the quality of life, including decorative and industrial paints, semiconductors, shampoos and other personal-care items, and water purification systems.

This press release contains statements that are not historical facts and are forward-looking. Forward-looking statements include, among others, statements relating to anticipated product plans, profitability, cost savings, revenue growth and strategic plans and goals. Such statements involve risks and uncertainties that could cause the company's results to differ materially from what is projected, including without limitation risks and uncertainties relating to: higher raw material costs or other expenses, increased competitive pricing pressure or other increases in competition, fluctuation in demand for the company's products, currency fluctuations and the outcome of pending or future litigation and claims including those relating to environmental laws and regulations. In addition, the company's forward-looking statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions. Further information can be found in Rohm and Haas and Morton International filings with the Securities and Exchange Commission.

                                    - more -

CONTACTS FOR ROHM AND HAAS:                 CONTACTS FOR MORTON:

MEDIA:                                      MEDIA AND INVESTORS:
Laura Hadden                                Nancy Hobor / Jan Tratnik
(215) 592-3054                              (312) 807-2424 / (312) 807-2435

INVESTORS:
Eric Norris
(215) 592-2664

Note to Editors: Today's news release, along with other news about Rohm and Haas and Morton International, is available on the Internet at http://www.haas.com and http://www.morton.com.

                                      ###

           [Rohm and Haas Logo]                   [Morton Logo]

                              Analyst Presentation

                                February 1, 1999

[Rohm and Haas Logo]                                               [Morton Logo]


Forward Looking Statement

      This presentation contains statements that are not historical facts and are forward-looking. Forward-looking statements include, among others, statements relating to anticipated product plans, profitability, cost savings, revenue growth and strategic plans and goals. Such statements involve risks and uncertainties that could cause the company's results to differ materially from what is projected, including without limitation risks and uncertainties relating to: higher raw material costs or other expenses, increased competitive pricing pressure or other increases in competition, fluctuations in demand for the company's products, currency fluctuations and the outcome of pending or future litigation and claims, including those relating to environmental laws and regulations. In addition, the company's forward-looking statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions. Further information can be found in Rohm and Haas and Morton International filings with the Securities and Exchange Commission.

[Rohm and Haas Logo]                                               [Morton Logo]


Vision of the Combination

  -Creates leading global specialty chemical company

  -Provides multiple platforms for future growth

  -Provides attractive financial returns

  -Cultural compatibility

[Rohm and Haas Logo]                                               [Morton Logo]


Combined Company Profile

  -$6.5 billion in sales

  -$1.4 billion EBITDA

  -Strong position

  -Operates globally

  -23,000 employees

[Rohm and Haas Logo]                                               [Morton Logo]


Strategic Rationale

  Growth Drivers:

  -Creates a leading specialty adhesives company with $500 million of sales

  -Provides entry into high growth powder coatings with new technologies

  -Establishes a $1 billion global Electronic Materials company with high growth rates

  -Complements Rohm and Haas' plastic additives and biocides products

[Rohm and Haas Logo]                                               [Morton Logo]


Transaction Overview

  -Value:                 -$4.9 billion including $268 million in net debt

  -Price:                 -$37.125 per share

  -Form:                  -Two-step transaction
                             -Cash tender for 67% of Morton shares
                             -Back-end stock-for-stock merger for 33%

  -Collar:                -Fixed value within +/- 10% band
                          -Fixed exchange ratio above and below collar

  -Break-up Fees:         -$140 million (about 3% of transaction value)

[Rohm and Haas Logo]                                               [Morton Logo]


Collar Mechanism

                           Fixed Exchange    Floating Exchange    Fixed Exchange
                              Ratio                Ratio             Ratio
--------------------------------------------------------------------------------
Rohm and Haas Price         Less than          $27.90-$34.10        More than
                             $27.90                                  $34.10
--------------------------------------------------------------------------------
Number of R & H Shares*     1.330645        1.088710-1.330645        1.088710

--------------------------------------------------------------------------------


*per Morton share in back-end merger

[Rohm and Haas Logo]                                               [Morton Logo]


Roadmap to Completion

  -Tender filing

  -Antitrust clearances
    -Hart-Scott-Rodino
    -European Union

  -Close tender

  -Proxy filed

  -Back-end merger/ Second quarter

[Rohm and Haas Logo]                                               [Morton Logo]


Changing Industry

  -Partner

  -Cultural fit

  -Complementary product line

  -Leadership in specialty chemicals

  -Faster growth and profits

  -Geographic reach

[Rohm and Haas Logo]                                               [Morton Logo]


Rohm and Haas is Right for Morton

  -Shareholders
     -Attractive price
          -15 X EBIT
          -10 1/2 X EBITDA
          -1.9 X Sales
          -Premium 43%
     -Upside potential of combination through stock component

  -Customers
     -Expanded geographic and technical platforms
     -Enhanced research and development

[Rohm and Haas Logo]                                               [Morton Logo]


The Business Combination  (in Millions)

         Rohm and Haas  [pie chart containing the following information:]

          -Electronic Materials(1)             $800
          -Chemical Specialties                $840
          -Performance Polymers              $2,470


         Morton  [pie chart containing the following information:]

          -Electronic Materials                $220
          -Coatings(2)                         $500
          -Chemical Specialties                $410
          -Adhesives and Polymers              $580
          -Salt                                $790


         Combined  [pie chart containing the following information:]

          -Salt                                $790
          -Electronic Materials              $1,020
          -Chemical Specialties              $1,180
          -Performance Polymers              $3,620
             including:
                      Adhesives                $510
                      Coatings               $1,340
                      Other                  $1,770

(1)includes Rodel revenue
(2)associated sales of traffic markings
                                                                              10

[Rohm and Haas Logo]                                               [Morton Logo]


Geographic Sales Breakdown


         Rohm and Haas  [pie chart containing the following information:]

          -Latin America                          7%
          -Asia-Pacific                          14%
          -Europe                                26%
          -North America                         53%


         Morton  [pie chart containing the following information:]

          -Latin America                          1%
          -Asia-Pacific                           1%
          -Europe                                30%
          -North America                         68%


         Combined  [pie chart containing the following information:]

          -Latin America                          5%
          -Asia-Pacific                           9%
          -Europe                                27%
          -North America                         59%

[Rohm and Haas Logo]                                               [Morton Logo]


Performance Polymers


                              Total $3,620 Million

[bar graph containing the following information:]

                       Rohm and Haas                              Morton
                       -------------                              -------
$MM

Adhesives                  $120                                    $390
--------------------------------------------------------------------------------
Coatings                   $840                                    $500
--------------------------------------------------------------------------------
Specialty Polymers
and Building Products      $650                                    $180
--------------------------------------------------------------------------------
Plastic Additives          $380                                     $80
--------------------------------------------------------------------------------
Formulation
Chemicals                  $140
--------------------------------------------------------------------------------
Monomers                   $340
--------------------------------------------------------------------------------




Platforms for Growth:

  -Synthesis and application technology

  -Enhanced product line for existing customers

[Rohm and Haas Logo]                                               [Morton Logo]


Electronic Materials


                              Total $1,020 Million

[bar graph containing the following information:]

                            Shipley        LeaRonal       Rodel        Morton
                            -------        --------       -----        ------
$MM

Printed Wiring Board         $170           $100                        $200
--------------------------------------------------------------------------------
Semiconductor
 Fabrication                 $230                          $160
--------------------------------------------------------------------------------
Semiconductor
  Packaging                                  $70
--------------------------------------------------------------------------------
Advanced Electronic
    Materials                                $70                         $20
--------------------------------------------------------------------------------




Platforms for Growth:

  -Leverages technology leadership

  -Provides system solutions to customers

[Rohm and Haas Logo]                                               [Morton Logo]


Sector Positioning in Electronic Materials

[chart containing the following information:]

Electronic Materials Segment Breakdown:
----------------------------------------
                                          Approximate %
                                         ---------------
Semiconductor Fabrication                      34%
    (without silicon)
--------------------------------------------------------------------------------
Semiconductor Packaging                        29%
--------------------------------------------------------------------------------
Assembly                                       12%
--------------------------------------------------------------------------------
PWB/inter-connect                              10%
(without laminate/
   copper foil)
--------------------------------------------------------------------------------
Liquid Crystal Display                         12%
--------------------------------------------------------------------------------
Info store                                      3%
--------------------------------------------------------------------------------



Sector Information by Segment:
------------------------------


Semiconductor Fabrication (without silicon):

Sector                        Approximate %          Sector Participant
------                        -------------          ------------------
Photoresists & Developers         20%                    Shipley
--------------------------------------------------------------------------------
Photoresists & Ancillaries         7.5%                  Shipley
--------------------------------------------------------------------------------
Solvents & Acids                  12.5%
--------------------------------------------------------------------------------
Planarization                      5%                    Rodel
--------------------------------------------------------------------------------
Thin Film Metals                   5%
--------------------------------------------------------------------------------
Gases                             27.5%
--------------------------------------------------------------------------------
Photomasks                        20%
--------------------------------------------------------------------------------
Other                              2.5%
--------------------------------------------------------------------------------

Semiconductor Packaging:

Sector                        Approximate %          Sector Participant
------                        -------------          ------------------
Ceramic Packages                  27.5%
--------------------------------------------------------------------------------
Bonding Wire                       7.5%
--------------------------------------------------------------------------------
Plating Leadframes                 7.5%                  LeaRonal
--------------------------------------------------------------------------------
Leadframes                        35%
--------------------------------------------------------------------------------
Encapsulants                      15%
--------------------------------------------------------------------------------
Other                              7.5%
--------------------------------------------------------------------------------


Assembly

Sector                        Approximate %          Sector Participant
------                        -------------          ------------------
Solder Paste                      20%
--------------------------------------------------------------------------------
Bar Solder                        37.5%
--------------------------------------------------------------------------------
Fluxes                            10%                    Pratta
--------------------------------------------------------------------------------
Assembly Cleaners                 20%
--------------------------------------------------------------------------------
Thick Film Paste                  10%
--------------------------------------------------------------------------------
Other                              2.5%
-------------------------------------------------------------------------------


PWB/inter-connect (without lamintate/copper foil)

Sector                        Approximate %          Sector Participant
------                        -------------          ------------------
Electroless                       15%                    Shipley
--------------------------------------------------------------------------------
Electrolytic                       5%                    LeaRonal
--------------------------------------------------------------------------------
Solder Masks                      25%                    Morton
--------------------------------------------------------------------------------
Photoresists & Ancillaries        30%                    Morton
--------------------------------------------------------------------------------
Strip & Etch                      17.5%                  Morton
--------------------------------------------------------------------------------
Other                              7.5%                  Morton
--------------------------------------------------------------------------------

Liquid Crystal Display

Sector                        Approximate %          Sector Participant
------                        -------------          ------------------
Photoresists                       5%                    Shipley
--------------------------------------------------------------------------------
Color Filters                     32.5%
--------------------------------------------------------------------------------
Polarizing Film                   17.5%
--------------------------------------------------------------------------------
Polish                             2.5%                  Rodel
--------------------------------------------------------------------------------
Substrate                         12.5%
--------------------------------------------------------------------------------
Liquid Crystal                    15%
--------------------------------------------------------------------------------
Metals                             7.5%
--------------------------------------------------------------------------------
Other                              7.5%
--------------------------------------------------------------------------------


Info Store

Sector                        Approximate %          Sector Participant
------                        -------------          ------------------
Polish                             7.5%                  Rodel
--------------------------------------------------------------------------------
Substrate                         72.5%
--------------------------------------------------------------------------------
Metals                            20%
--------------------------------------------------------------------------------

[Rohm and Haas Logo]                                               [Morton Logo]


Chemical Specialties

                              Total $1,180 Million

[bar graph containing the following information:]

                              Rohm and Haas                      Morton
                              -------------                      ------
$MM

Agricultural
 Chemicals                        $500                              $20
--------------------------------------------------------------------------------
Ion Exchange
   Resins                         $210
--------------------------------------------------------------------------------
Biocides                          $130                              $30
--------------------------------------------------------------------------------
Thermoplastic
Polyurethanes                                                       $90
--------------------------------------------------------------------------------
Performance
 Chemicals                                                          $140
--------------------------------------------------------------------------------
Dyes                                                                $60
--------------------------------------------------------------------------------


Attraction:

  -Attractive margin and cash flow

[Rohm and Haas Logo]                                               [Morton Logo]


Salt

                               Total $790 Million

[bar graph containing the following information:]


                                   Morton
                                   ------
$MM

Industrial/
      Food
Processing                          $230
--------------------------------------------------------------------------------
       Water
Conditioning                        $210
--------------------------------------------------------------------------------
   Highway/
Ice Control                         $170
--------------------------------------------------------------------------------
    Grocery                         $130
--------------------------------------------------------------------------------
Agriculture                          $50
--------------------------------------------------------------------------------



Attraction:

  -High returns

  -Superior earnings

  -Excellent cash flow

[Rohm and Haas]                                                    [Morton Logo]


Key Drivers for Revenue Growth

  -Broader technology platform
     -Polyurethane adhesives and resins
     -Powder coatings for wood (Lamineer (R))
     -Leveraged technology leadership in electronics

  -Enhanced customer focus
     -Application and formulation technology
     -Customer systems solutions

  -Geographic expansion

[Rohm and Haas Logo]                                               [Morton Logo]


Value-Enhancing Combination

  -Multiple platforms for growth

  -Positive economic value

  -Cash flow accretive immediately

  -Becomes earnings accretive after 12 months

  -Strong capital structure
    -60% debt to total capital
    -Solid cash flow coverage of fixed charges
    -Expect to maintain 'A' rating

  -Increases public float by more than 50%

[Rohm and Haas Logo]                                               [Morton Logo]


Cost Savings Opportunities

  -Rohm and Haas historic strength at controlling costs
    -$140 million since 1995
    -Additional $50 million-$60 million by year 2000

  -$200 million of new cost savings within 12 months
    -Overall SG & A
    -Raw materials
    -Operational efficiencies
    -Freight costs

[Rohm and Haas Logo]                                               [Morton Logo]

Management and Board

  -J. Lawrence Wilson, Chairman and CEO

  -S. Jay Stewart, Vice Chairman

  -Rajiv L. Gupta, Vice Chairman*


Board

  -Morton will receive 3 seats, including S. Jay Stewart


*will succeed J. Lawrence Wilson as Chairman and CEO upon his retirement by the end of 1999

[Rohm and Haas Logo]                                               [Morton Logo]


A Winning Combination

  -Creates a leading global specialty chemical company

  -Targeted to profitable high-growth product areas

  -Strong position

  -Extends geographic reach

  -Cultural compatibility

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                       [Rohm and Haas Logo] [Morton Logo]









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